Exhibit 10.5

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO AGREEMENTS FILED AS EXHIBITS 10.2, 10.3 AND 10.4 PURSUANT TO

INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

1. Ventas Realty, Limited Partnership, as Mortgagor, has executed and delivered a First Amendment to Amended and Restated Mortgage, Assignment of Rents and Security Agreement dated as of September 8, 2004, to Bank of America, N.A., in its capacity as Administrative Agent, as Mortgagee, with respect to each of the properties listed in the table below, which agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.2 to this Current Report on Form 8-K, except for immaterial differences relating to recording, mortgage and similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items relating to site or state-specific legal requirements, document titles, remedies and other matters.

Facility No.	Facility Name and Address
567	Nutmeg Pavilion Healthcare, 78 Viets Street Extension, New London, CT 06320

4602	Kindred Hospital – South Florida Coral Gables, 5190 Southwest 8th Street, Coral Gables, FL 33134

4652	Kindred Hospital – North Florida, 801 Oak Street, Green Cove Springs, FL 32043

4637	Kindred Hospital – Chicago North Campus, 2544 West Montrose Avenue, Chicago, IL 60618

4690	Kindred Hospital – Chicago Northlake Campus, 365 East North Avenue, Northlake, IL 60164

779	Westview Nursing and Rehab Center, 1510 Clinic Drive, Bedford, IN 47421

4620	LaGrange Community Hospital, 207 North Townline Road, LaGrange, IN 46761

4638	Kindred Hospital – Indianapolis, 1700 West 10th Street, Indianapolis, IN 46222

784	Northfield Center for Health and Rehabilitation, 6000 Hunting Road, Louisville, KY 40222

4633	Kindred Hospital – Louisville, 1313 St. Anthony Place, Louisville, KY 40204

198	Harrington House Nursing & Rehab Center, 160 Main Street, Walpole, MA 02081

327	Laurel Ridge Rehab & Nursing Center, 174 Forest Hill Street, Jamaica Plain, MA 02130

516	Hammersmith House Nsg. Care Ctr., 73 Chestnut Street, Saugus, MA 01906

518	Timberlyn Heights Nsg. & Alz. Ctr., 320 Maple Avenue, Great Barrington, MA 01230

552	Shore Village Rehab & Nursing Center, 201 Camden Avenue, Rockland, ME 04841

Facility No.	Facility Name and Address
555	Brentwood Rehab & Nsg. Center, 370 Portland Street, Yarmouth, ME 04096

577	Minerva Park Nursing & Rehab Ctr., 5460 Cleveland Avenue, Columbus, OH 43231

868	Lebanon Country Manor, 700 Monroe Road, Lebanon, OH 45036

4618	Kindred Hospital – Oklahoma City, 1407 North Robinson Avenue, Oklahoma City, OK 73103

769	North Ridge Medical & Rehab Center, 1445 North 7th Street, Manitowoc, WI 54220

441	Mountain Towers, Healthcare & Rehab Center, 3128 Boxelder Drive, Cheyenne, WY 82001

2. Ventas Realty, Limited Partnership, as Grantor, has executed and delivered a First Amendment to Amended and Restated Deed of Trust and Security Agreement dated as of September 8, 2004, to Bank of America, N.A., in its capacity as Administrative Agent, as Beneficiary, with respect to each of the properties listed in the table below, which agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.3 to this Current Report on Form 8-K, except for immaterial differences relating to recording, mortgage and similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items relating to site or state-specific legal requirements, document titles, trustee entity, remedies and other matters.

Facility No.	Facility Name and Address
436	Valley Healthcare & Rehab Center, 5545 East Lee Street, Tucson, AZ 85712

742	Sonoran Rehab and Care Center, 4202 North 20th Avenue, Phoenix, AZ 85015

4656	Kindred Hospital – Phoenix, 40 East Indianola Avenue, Phoenix, AZ 85012

525	LaVeta Healthcare Center, 920 West LaVeta, Orange, CA 92868

738	Bay View Nursing and Rehab Center, 516 Willow Street, Alameda, CA 94501

4822	Kindred Hospital – San Francisco Bay Area, 2800 Benedict Drive, San Leandro, CA 94577

4842	Kindred Hospital Westminster, 200 Hospital Circle, Westminster, CA 92683

4848	Kindred Hospital – San Diego, 1940 El Cajon Boulevard, San Diego, CA 92104

4693	Menlo Park Surgical Hospital, 570 Willow Road, Menlo Park, CA 94025

745	Aurora Care Center, 10201 East Third Avenue, Aurora, CO 80010

218	Cascade Rehab & Care Center, 2814 S. Indiana Avenue South, Caldwell, ID 83605

409	Mountain Valley Care & Rehabilitation Center, 601 West Cameron Avenue, Kellogg, ID 83837

Facility No.	Facility Name and Address
4680	Kindred Hospital – St. Louis, 4930 Lindell Boulevard, St. Louis, MO 63108

416	Park Place Health Care Center, 1500 32nd Street South, Great Falls, MT 59405

433	Parkview Acres Care & Rehab Center, 200 Oregon Street, Dillon, MT 59725

191	Silas Creek Manor, 3350 Silas Creek Parkway, Winston-Salem, NC 27103

640	Las Vegas Healthcare & Rehab Ctr., 2832 South Maryland Parkway, Las Vegas, NV 89109

452	Sunnyside Care Center, 4515 Sunnyside Road, S.E., Salem, OR 97302

132	Madison Healthcare & Rehab Ctr., 431 Larkin Springs Road, Madison, TN 37115

4628	Kindred Hospital – Chattanooga, 709 Walnut Street, Chattanooga, TN 37402

140	Wasatch Care Center, 3430 Harrison Boulevard, Ogden, UT 84403

114	Arden Rehabilitation & Healthcare Center, 16357 Aurora Avenue North, Seattle, WA 98133

127	Northwest Continuum Care, 128 Beacon Hill, Longview, WA 98632

185	Heritage Health & Rehab Center, 3605 Y Street, Vancouver, WA 98663

462	Queen Anne Healthcare, 2717 Dexter Avenue North, Seattle WA 98109

3. Ventas Realty, Limited Partnership, as Assignor, has executed and delivered a First Amendment to Amended and Restated Assignment of Leases and Rents dated as of September 8, 2004, to Bank of America, N.A., in its capacity as Administrative Agent, as Assignee, with respect to each of the properties listed in the table below, which agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.4 to this Current Report on Form 8-K, except for immaterial differences relating to recording, mortgage and similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items relating to site or state-specific legal requirements, document titles, trustee entity, remedies and other matters.

Facility No.	Facility Name and Address
436	Valley Healthcare & Rehab Center, 5545 East Lee Street, Tucson, AZ 85712

742	Sonoran Rehab and Care Center, 4202 North 20th Avenue, Phoenix, AZ 85015

4656	Kindred Hospital – Phoenix, 40 East Indianola Avenue, Phoenix, AZ 85012

525	LaVeta Healthcare Center, 920 West LaVeta, Orange, CA 92868

738	Bay View Nursing and Rehab Center, 516 Willow Street, Alameda, CA 94501

Facility No.	Facility Name and Address
4822	Kindred Hospital – San Francisco Bay Area, 2800 Benedict Drive, San Leandro, CA 94577

4842	Kindred Hospital Westminster, 200 Hospital Circle, Westminster, CA 92683

4848	Kindred Hospital – San Diego, 1940 El Cajon Boulevard, San Diego, CA 92104

4693	Menlo Park Surgical Hospital, 570 Willow Road, Menlo Park, CA 94025

745	Aurora Care Center, 10201 East Third Avenue, Aurora, CO 80010

567	Nutmeg Pavilion Healthcare, 78 Viets Street Extension, New London, CT 06320

4602	Kindred Hospital – South Florida Coral Gables, 5190 Southwest 8th Street, Coral Gables, FL 33134

4652	Kindred Hospital – North Florida, 801 Oak Street, Green Cove Springs, FL 32043

218	Cascade Rehab & Care Center, 2814 S. Indiana Avenue South, Caldwell, ID 83605

409	Mountain Valley Care & Rehabilitation Center, 601 West Cameron Avenue, Kellogg, ID 83837

4637	Kindred Hospital – Chicago North Campus, 2544 West Montrose Avenue, Chicago, IL 60618

4690	Kindred Hospital – Chicago Northlake Campus, 365 East North Avenue, Northlake, IL 60164

779	Westview Nursing and Rehab Center, 1510 Clinic Drive, Bedford, IN 47421

4620	LaGrange Community Hospital, 207 North Townline Road, LaGrange, IN 46761

4638	Kindred Hospital – Indianapolis, 1700 West 10th Street, Indianapolis, IN 46222

784	Northfield Center for Health and Rehabilitation, 6000 Hunting Road, Louisville, KY 40222

4633	Kindred Hospital – Louisville, 1313 St. Anthony Place, Louisville, KY 40204

198	Harrington House Nursing & Rehab Center, 160 Main Street, Walpole, MA 02081

327	Laurel Ridge Rehab & Nursing Center, 174 Forest Hill Street, Jamaica Plain, MA 02130

516	Hammersmith House Nsg. Care Ctr., 73 Chestnut Street, Saugus, MA 01906

518	Timberlyn Heights Nsg. & Alz. Ctr., 320 Maple Avenue, Great Barrington, MA 01230

552	Shore Village Rehab & Nursing Center, 201 Camden Avenue, Rockland, ME 04841

555	Brentwood Rehab & Nsg. Center, 370 Portland Street, Yarmouth, ME 04096

4680	Kindred Hospital – St. Louis, 4930 Lindell Boulevard, St. Louis, MO 63108

416	Park Place Health Care Center, 1500 32nd Street South, Great Falls, MT 59405

Facility No.	Facility Name and Address
433	Parkview Acres Care & Rehab Center, 200 Oregon Street, Dillon, MT 59725

191	Silas Creek Manor, 3350 Silas Creek Parkway, Winston-Salem, NC 27103

640	Las Vegas Healthcare & Rehab Ctr., 2832 South Maryland Parkway, Las Vegas, NV 89109

577	Minerva Park Nursing & Rehab Ctr., 5460 Cleveland Avenue, Columbus, OH 43231

868	Lebanon Country Manor, 700 Monroe Road, Lebanon, OH 45036

4618	Kindred Hospital – Oklahoma City, 1407 North Robinson Avenue, Oklahoma City, OK 73103

452	Sunnyside Care Center, 4515 Sunnyside Road, S.E., Salem, OR 97302

132	Madison Healthcare & Rehab Ctr., 431 Larkin Springs Road, Madison, TN 37115

4628	Kindred Hospital – Chattanooga, 709 Walnut Street, Chattanooga, TN 37402

140	Wasatch Care Center, 3430 Harrison Boulevard, Ogden, UT 84403

114	Arden Rehabilitation & Healthcare Center, 16357 Aurora Avenue North, Seattle, WA 98133

127	Northwest Continuum Care, 128 Beacon Hill, Longview, WA 98632

185	Heritage Health & Rehab Center, 3605 Y Street, Vancouver, WA 98663

462	Queen Anne Healthcare, 2717 Dexter Avenue North, Seattle WA 98109

769	North Ridge Medical & Rehab Center, 1445 North 7th Street, Manitowoc, WI 54220

441	Mountain Towers, Healthcare & Rehab Center, 3128 Boxelder Drive, Cheyenne, WY 82001

5